Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                         11/15/01


        Blended Coupon                               4.4199%



        Excess Protection Level
          3 Month Average   7.71%
          May, 2001   7.64%
          April, 2001   7.52%
          March, 2001   7.99%


        Cash Yield                                  19.67%


        Investor Charge Offs                         5.45%


        Base Rate                                    6.57%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $ 58,203,705,030.43


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,958,014,468.94